UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2025
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 8, 2025 (the “Effective Date”), the Board of Directors (the “Board”) of Tyson Foods, Inc. (the “Company”) increased the size of the Board from thirteen to fifteen directors and appointed Ms. Olivia Tyson and Mr. John R. Tyson as members of the Board. The Board also appointed Ms. Tyson to serve on the Board’s Compensation and Leadership Development Committee and Technology Committee, and appointed Mr. Tyson to serve on the Strategy and Acquisitions Committee and Technology Committee.

Prior to his appointment to the Board, Mr. Tyson most recently served as a Senior Vice President of the Company and his compensation included an annual base salary of $200,000, a target annual incentive payment of 70% of his base salary, which will be pro-rated for his time served in the role, and an award of restricted stock units on February 7, 2025, with a grant date fair value of $190,000. As of the Effective Date, Mr. Tyson’s cash and equity compensation will be equal to that provided to the Company’s non-employee directors, as specified by the Company’s current director compensation policy, with the equity grant to be made in November. Mr. Tyson remains an employee of the Company.

Ms. Tyson will receive compensation in accordance with the Company’s current director compensation policy.

Ms. Tyson and Mr. Tyson are the children of John H. Tyson, the Chairman of the Board of the Company. Transactions required to be reported under Item 404(a) of Regulation S-K are disclosed under the “Certain Transactions” section in the Company’s proxy statement filed on December 18, 2024, and such information is incorporated by reference into this Current Report on Form 8-K. There are no arrangements or understandings pursuant to which they were appointed as directors.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the appointments of Ms. Tyson and Mr. Tyson to the Board is furnished as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 8, 2025
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: May 8, 2025	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

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